UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2022

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

See Item 8.01 below.

Item 8.01.	Other Events.

At the annual meeting of stockholders of Lordstown Motors Corp. (the “Company”) held on May 19, 2022 (the “Annual Meeting”), the Company’s stockholders were asked to approve an amendment to its Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the total number of authorized shares of the Company’s Class A common stock from 300,000,000 shares to 450,000,000 shares (the “Charter Amendment”), as further described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on April 8, 2022, as supplemented on May 9, 2022.

The Company’s Current Report on Form 8-K filed with the SEC on May 19, 2022 (the “Current Report”) reported that the Charter Amendment was approved at the Annual Meeting and that the Certificate of Incorporation was thereby amended, as the Charter Amendment had been filed with the Secretary of State of the State of Delaware. To date, none of the shares authorized by the Charter Amendment have been issued.

Subsequent to the Current Report, on May 20, 2022, the Company’s Board of Directors received the letter from the law firm of Purcell & Lefkowitz LLP on behalf of three purported stockholders that is filed herewith as Exhibit 99.1. The contents of Exhibit 99.1 are incorporated by reference herein. The Board is evaluating the matters asserted in the letter. Pending this evaluation, the report of the votes regarding the approval of the Charter Amendment contained in the Current Report can no longer be considered final.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Letter to the Board of Directors of Lordstown Motors Corp. dated May 20, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Adam Kroll
	Name:	Adam Kroll
	Title:	Chief Financial Officer
Date: May 23, 2022